EXHIBIT 10.15(c)

                                 THIRD AMENDMENT


         THIS THIRD AMENDMENT to the Credit Agreement referred to below (this "Third Amendment"), is made and entered into as of this 6th day of May, 1997 by and among HEALTHPLAN SERVICES CORPORATION, a corporation organized under the laws of Delaware (the "Borrower"), certain subsidiaries of the Borrower identified on the signature pages thereto, the Lenders party to such Credit Agreement, and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Agent for the Lenders.

                              STATEMENT OF PURPOSE

         The Existing Lenders have extended certain credit facilities to the Borrower pursuant to the Credit Agreement dated as of May 17, 1996 (as amended by the First Amendment thereto dated July 1, 1996 (the "First Amendment"), the Second Amendment thereto dated September 26, 1996 (the "Second Amendment"), the Letter Agreement thereto dated as of March 28, 1997 (the "Letter Agreement"), and as may be further amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders party thereto (the "Lenders"), and the Agent.

         The Borrower has requested that the Lenders amend the Credit Agreement to, among other things, enable the Borrower to purchase on the open market (or through private purchases) up to 1,000,000 shares of the Borrower's capital stock for an amount not greater than Twenty Million Dollars ($20,000,000), and the Lenders have agreed to do so, but only on the terms and conditions set forth below in this Third Amendment.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. (a) All capitalized undefined terms used in this Third Amendment shall have the meanings assigned thereto in the Credit Agreement and (b) "THIRD AMENDMENT EFFECTIVE DATE" means the date of this Third Amendment or such later Business Day upon which each condition described below in Section 3 shall be satisfied or waived in a manner acceptable to the Agent and Required Lenders.

         2. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

              (a) Section 9.7 is hereby amended by deleting such Section in its entirety and substituting the following in lieu thereof:

              "Section 9.7. Limitations on Dividends and Distributions. Declare or pay any dividends upon any of its capital stock; repurchase, redeem, retire or otherwise

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              acquire, directly or indirectly, any shares of its capital stock, or make any distribution of cash, property or assets among the holders of shares of its capital stock; or make any change in its capital structure that could reasonably be expected to have a Material Adverse Effect; provided that (a) the Borrower may pay dividends solely in shares of its own capital stock, (b) any Subsidiary of the Borrower may pay cash dividends or make any other cash distribution thereto, and (c) the Borrower may purchase on the open market (and/or through private purchases) up to of 1,000,000 shares of its capital stock at a total cash purchase price of not more than Twenty Million Dollars ($20,000,000), in accordance with a formal share repurchase plan (the "Repurchase Plan") adopted by the Board of Directors of the Borrower to be conducted over a period of not more than twelve (12) months from the date hereof.

         3. CONDITIONS. The effectiveness of this Third Amendment shall be conditioned upon satisfaction of the following conditions:

              (a) CERTIFICATE OF THE BORROWER. The Agent shall have received a certificate dated as of the Third Amendment Effective Date from the Borrower, in form and substance satisfactory to the Agent, certifying on behalf of the Credit Parties that all representations and warranties of the Credit Parties contained in this Amendment and the Loan Documents are true and correct in all material respects; that no Credit Party is in violation of any of the covenants contained in the other Loan Documents; that, after giving effect to the transactions contemplated by this Amendment, no Default or Event of Default has occurred and is continuing; and that the Credit Parties have satisfied each of the closing conditions regarding the Third Amendment to be satisfied thereby.

              (b) CERTIFICATE OF SECRETARY OF THE CREDIT PARTIES. The Agent shall have received a certificate of the secretary or assistant secretary of each Credit Party dated as of the Third Amendment Effective Date certifying on behalf of such Credit Party, as applicable, that the articles of incorporation and bylaws of such Credit Party previously rescinded or amended in any respect since such delivery date; that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Credit party, authorizing the execution, delivery and performance of this Amendment and the continued effectiveness of other Loan Documents; and as to the incumbency and genuineness of the signature of each officer of such Credit Party executing Loan Documents to which such Credit Party is a party.

              (c) REPURCHASE PLAN. The Agent shall have received a copy of the Repurchase Plan.

              (d) ADDITIONAL ITEMS. Receipt by the Agent or any other document or instrument reasonably requested by it in connection with the execution of this Amendment.

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         4. LIMITED AMENDMENT. Except as expressly amended herein, the Credit
Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Third Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Documents or (b) to prejudice any other right or rights which the Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time.

         5. REPRESENTATIONS AND WARRANTIES. By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that as of the date hereof no Default or Event of Default has occurred and is continuing.

         6. CONFIRMATION OF SECURITY DOCUMENTS. Each Credit Party hereby agrees and confirms that the definition of obligations as used in each Pledge Agreement and Subsidiary Guaranty Agreement to which it is a party includes the Credit Agreement as amended hereby.

         7. EXPENSES. The Borrower shall pay all reasonable out-of-pocket expenses of the Agent in connection with the preparation, execution and delivery of this Third Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Agent.

         8. GOVERNING LAW. This Third Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

         9. COUNTERPARTS. This Third Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitutes one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date and year first above written.

                                    BORROWER:

                                    HEALTHPLAN SERVICES CORPORATION


                                    By: /s/ JAMES K. MURRAY III
                                       ------------------------
                                       James K. Murray III
                                       Executive Vice President and
                                       Chief Financial Officer


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                                    OTHER CREDIT PARTIES:

                                    HEALTHPLAN SERVICES, INC.

                                    HEALTHCARE INFORMATICS
                                      CORPORATION

                                    THIRD PARTY CLAIMS
                                      MANAGEMENT, INC.

                                    HARRINGTON SERVICES CORPORATION

                                    R.E. HARRINGTON, INC.

                                    AMERICAN BENEFIT PLAN
                                      ADMINISTRATORS, INC.

                                    PROHEALTH, INC.

                                    EMPLOYEE BENEFIT SERVICES, INC.

                                    CONSOLIDATED GROUP, INC.

                                    GROUP BENEFIT ADMINISTRATORS
                                      INSURANCE AGENCY, INC.

                                    CONSOLIDATED CLAIMS, INC. now known
                                      as CONSOLIDATED GROUP, INC.

                                    CONSOLIDATED HEALTH COALITION, INC.
                                      now known as CONSOLIDATED GROUP, INC.

                                    By: /s/ JAMES K. MURRAY III
                                        -------------------------
                                         James K. Murray III
                                         Executive Vice President


                                    FIRST UNION NATIONAL BANK OF NORTH
                                    CAROLINA, as Agent and Lender

                                    By: /s/ GAIL M. GOLIGHTLY
                                       --------------------------
                                    Name: Gail M. Golightly
                                    Title:  Senior Vice President

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                                    BARNETT BANK, N.A.
                                    (as successor by merger to Barnett Bank of Tampa, a State Bank), as Lender

                                    By: /s/ KIMBERLY A. BRUCE
                                       --------------------------
                                    Name: Kimberly A. Bruce
                                    Title: Vice President


                                    NATIONSBANK, N.A.(SOUTH), as Lender

                                    By: /s/ JAMES E. HARDEN, JR.
                                       --------------------------
                                    Name: James E. Harden, Jr.
                                    Title: Vice President


                                    SOUTHTRUST BANK OF ALABAMA,
                                    NATIONAL ASSOCIATION, as Lender

                                    By: /s/ MARTIN D. GAWEL
                                       --------------------------
                                    Name: Martin D. Gawel
                                    Title: Vice President


                                    SUNTRUST BANK, TAMPA BAY, as Lender

                                    By: /s/ JEFF FERRY
                                       --------------------------
                                    Name: Jeff Ferry
                                    Title:  1st Vice President


                                    THE FIFTH THIRD BANK OF COLUMBUS, as Lender

                                    By: /s/ CHARLES D. HALE
                                       -------------------------
                                    Name: Charles D. Hale
                                    Title:  Vice President

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